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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)         January 14, 1999
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                         RADIANCE MEDICAL SYSTEMS, INC.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                      0-28440                68-0328265
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(State or Other Jurisdiction         (Commission           (I.R.S. Employer
     of Incorporation)               File Number)         Identification No.)


 13700 Alton Parkway, Suite 160, Irvine, California              92618
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      (Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code           (949) 457-9546
                                                    ----------------------------


                          CARDIOVASCULAR DYNAMICS, INC.
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On January 14, 1999, CardioVascular Dynamics, Inc., Delaware corporation (now named Radiance Medical Systems, Inc.) ("Registrant") acquired Radiance Medical Systems, Inc., a Delaware corporation ("RMS"), pursuant to an Agreement and Plan of Merger, dated as of November 3, 1998, by and among Registrant, CVD/RMS Acquisition Corp., a wholly owned subsidiary of Registrant (the "Merger Subsidiary"), and RMS. The acquisition was effected by the merger (the "Merger") of RMS with and into the Merger Subsidiary, with Merger Subsidiary surviving the Merger. As described in Item 5 below, in connection with the Merger, Registrant changed its name to Radiance Medical Systems, Inc. Both the Merger and the name change were approved by the Registrant's stockholders at a Special Meeting of the Stockholders held January 14, 1999.

        RMS is a research and development stage company in the field of radiation therapy for the treatment of cardiovascular disease. RMS is focused on research technology to develop proprietary devices for the prevention of restenosis, the recurrence of atherosclerotic blockages following the interventional treatment of atherosclerosis. RMS's primary product under development is a catheter-based delivery system to deliver radioactive materials to the area of an artery that has been treated with conventional interventional therapy such as Percutaneous Transluminal Coronary Angioplasty ("PTCA"), atherectomy and/or stent deployment.

        RMS currently is focusing on the development of the RMS Radiation Delivery Balloon Catheter System (the "RDX Catheter"). The RDX Catheter consists of an expandable dual balloon system which enables the radiation dosage to be delivered precisely to the vessel wall. Since the balloon is in contact with the wall, this method of delivering radiation is appropriate for vessels of any diameter with proper balloon size selection. The catheter design incorporates a beta emitting source in a solid, fully encapsulated configuration within the walls of a balloon angioplasty catheter. This design provides the physician with a familiar format which does not differ from conventional procedural techniques used in everyday interventional practice.

        Upon completion of the Merger, Registrant paid the stockholders of RMS the primary consideration of $3.00 for each share of RMS Preferred Stock and $2.00 for each share of RMS Common Stock, for a total of $7,033,366. Such consideration was paid by delivery of an aggregate of 1,900,157 shares of Registrant Common Stock, and $692,325 in cash to certain RMS stockholders who elected cash. In addition, RMS stockholders and optionholders may receive milestone payments of up to $2.00 for each share of RMS Series A Preferred Stock and $3.00 for each share of RMS Common Stock (or underlying options) owned prior to the Merger based on the occurrence of milestone events leading to regulatory approval, and an additional adjusted payment upon the registration of the Registrant Common Stock with the Commission if the price of the Registrant's Common Stock falls below the Average Closing Price in the Merger. Assuming all product development milestones are met on scheduled dates, and there is no adjustment upon registration of the Registrant Common Stock with the Commission, an additional amount of approximately $6.9 million will be paid to RMS stockholders and optionholders. Holders of RMS Common Stock and options will receive Registrant Common Stock and holders of RMS Series A Preferred Stock will receive Registrant Common Stock and, at Registrant's option and under certain circumstances, may receive up to 30% of the aggregate milestone consideration in cash.

        Options for 546,250 shares of Radiance Common Stock accelerated and vested immediately prior to the completion of the Merger. Of these, 1,250 were exercised, and the holder received the same consideration for their shares of RMS Common Stock as other holders of Radiance Common Stock. The options not exercised prior to completion of the Merger were assumed by Registrant and


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converted into options at the same exercise price to purchase an aggregate of
317,775 shares of Registrant Common Stock. Holders of these options will also receive the milestone payments for each share of RMS Common Stock to which they were entitled, whether or not they exercise those options.

        The milestones represent important steps in the United States Food and Drug Administration and European approval processes which Registrant has determined are critical in bringing the RMS technology to the marketplace. The four milestones consist of: (i) FDA approval of an Investigational Device Exemption application for the initiation of human clinical trial; (ii) approval of the CE mark for European marketing; (iii) the acceptance by the FDA of a Pre-Market ("PMA") application filing in the United States; and (iv) PMA approval in the United States.

        The amount of each milestone payment that stockholders receive for their shares depends on the date that each milestone is achieved. If all of the milestones are reached on the target dates, Registrant will pay the former stockholders and optionholders of Radiance an additional $3.00 for each share of Common Stock and $2.00 for each share of Preferred Stock. In addition, for each 30-day period the milestone is reached ahead of the target date, RMS stockholders and optionholders will receive an additional ten percent (10%) of that milestone payment, up to a maximum of thirty percent (30%). However, for each 30-day period behind the target date the milestone payment will be reduced ten percent (10%). RMS stockholders will not receive any milestone payments if a milestone is not reached within 120 days of the target date.

        Registrant will file a registration statement with the Commission covering the resale of the shares of Registrant Common Stock issued to Radiance stockholders in the Merger within five days of completion of the Merger. In addition to the primary consideration and any possible milestone payment, if such registration statement is not effective within 30 days of the Closing of the Merger and on the trading day before such registration is effective the price of Registrant Common Stock is less than $3.43 (the Average Closing Price of Registrant Common Stock pursuant to the Merger), Registrant will pay former RMS stockholders, for each share of Registered Common Stock issued upon Closing, the difference between the price of the Registrant Common Stock on the day before the Common Stock is registered and the Average Closing Price.

        The acquisition of Radiance is more fully described in the Registrant's Proxy Statement for its Special Meeting of Stockholders held January 14, 1999, filed with the Commission on December 18, 1998, and is incorporated herein by reference.

ITEM 5.  OTHER EVENTS.

        On January 14, 1999, Registrant amended its Amended and Restated Certificate of Incorporation, pursuant to stockholders approval, to change its corporate name to Radiance Medical Systems, Inc. from CardioVascular Dynamics, Inc.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (a)    Financial Statements of Business Acquired.

        The following financial statements of Radiance Medical Systems, Inc. have been filed with the Commission in the Registrant's Proxy Statement for its Special Meeting of Stockholders, filed with the Commission on December 18, 1998, and are incorporated herein by reference.


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        1.      Balance Sheets as of December 31, 1997 and September 30, 1998.
        2. Statements of Operations for the Periods from August 15, 1997 (inception) to December 31, 1997, and for the Nine Months Ended September 30, 1998.
        3. Statements of Stockholders' Equity for the Periods from August 15, 1997 (inception) to December 31, 1997, and for the Nine Months Ended September 30, 1998.
        4. Statement of Cash Flows for the Periods from August 15, 1997 (inception) to December 31, 1997, and for the Nine Months Ended September 30, 1998.
        5.      Notes to Financial Statements.

        (b)     Unaudited Pro Forma Financial Information.

        The following unaudited pro forma condensed combined financial information is attached hereto as Exhibit 99.2.

        1. Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 1997.
        2. Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended September 30, 1998.
        3. Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 1998

        (c)  Exhibits.

EXHIBIT NUMBER                    DESCRIPTION

      2.4 Agreement and Plan of Merger dated November 3, 1998 by and between CardioVascular Dynamics, Inc. and Radiance Medical Systems, Inc., incorporated by reference to Exhibit 2.4 of the Form 8-K filed by Registrant on November 12, 1998.

      3.5 Amended and Restated Certificate of Incorporation and Certificates of Amendment thereof.

     20               Press Release dated January 14, 1999.

     23.1 Consent of Ernst & Young LLP with respect to the financial statements of Radiance Medical Systems, Inc.

     99.1             Financial Statements of Radiance Medical Systems, Inc.
                      listed in Item 7(a) are incorporated by reference from Registrant's Proxy Statement, filed December 18, 1998.

     99.2             Pro Forma Financial Statements listed in Item 7(b) above.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CARDIOVASCULAR DYNAMICS, INC.



Date:  January 21, 1999                     By: /s/ Stephen R. Kroll
                                                --------------------------------
                                                Stephen R. Kroll
                                                Chief Financial Officer











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                                  EXHIBIT INDEX
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
   EXHIBIT NUMBER                          DESCRIPTION                             SEQUENTIALLY
                                                                                   NUMBERED PAGE
         2.4           Agreement and Plan of Merger dated November 3, 1998 by
                       and between CardioVascular Dynamics, Inc. and Radiance
                       Medical Systems, Inc., incorporated by reference to
                       Exhibit 2.4 of the Form 8-K filed by Registrant on
                       November 12, 1998.

         3.5           Amended and Restated Certificate of Incorporation and
                       Certificates of Amendment thereof.

        20             Press release dated January 14, 1999.

        23.1 Consent of Ernst & Young LLP with respect to the financial statements of Radiance Medical Systems, Inc.

        99.1           Financial Statements of Radiance Medical Systems, Inc.
                       listed in Item 7(a) are incorporated by reference from Registrant's Proxy Statement, filed December 18, 1998.

        99.2           Pro Forma Financial Statements listed in Item 7(b) above.
